Exhibit 24--POWER OF ATTORNEY


         The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


     DATE                                        SIGNATURE


February 24, 1996                         /s/ Geoffrey B. Bloom
                                          Geoffrey B. Bloom
                        Exhibit 24--POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


    DATE                                      SIGNATURE


February 29, 1996                        /s/ Daniel T. Carroll
                                         Daniel T. Carroll
                        Exhibit 24--POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


    DATE                                        SIGNATURE


March 25, 1996                             /s/ Thomas D. Gleason
                                           Thomas D. Gleason
                         Exhibit 24--POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


    DATE                                        SIGNATURE


February 23, 1996                          /s/ Alberto L. Grimoldi
                                           Alberto L. Grimoldi
                         Exhibit 24--POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


    DATE                                       SIGNATURE


February 8, 1996                          /s/ David T. Kollat
                                          David T. Kollat
                         Exhibit 24--POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


    DATE                                         SIGNATURE


February 8, 1996                           /s/ Phillip D. Matthews
                                           Phillip D. Matthews
                          Exhibit 24--POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


    DATE                                        SIGNATURE


February 7, 1996                           /s/ David P. Mehney
                                           David P. Mehney
                          Exhibit 24--POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


    DATE                                        SIGNATURE


February 15, 1996                       /s/ Stuart J. Northrop
                                        Stuart J. Northrop
                          Exhibit 24--POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


    DATE                                         SIGNATURE


February 16, 1996                        /s/ Timothy J. O'Donovan
                                         Timothy J. O'Donovan
                          Exhibit 24--POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


    DATE                                       SIGNATURE


February 18, 1996                         /s/ Joseph A. Parini
                                          Joseph A. Parini
                            Exhibit 24--POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


    DATE                                        SIGNATURE


March 26, 1996                              /s/ Joan Parker
                                            Joan Parker
                          Exhibit 24--POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 30, 1995, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


    DATE                                        SIGNATURE


February 20, 1996                        /s/ Elizabeth A. Sanders
                                         Elizabeth A. Sanders